© 2022 ProPetro Holding Corp. All Rights Reserved. Q2 2022 INVESTOR PRESENTATION August 2, 2022 EXHIBIT 99.2

2© 2022 ProPetro Holding Corp. All Rights Reserved. FORWARD-LOOKING STATEMENTS Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about our business strategy, industry, future profitability, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures and the impact of such expenditures on our performance and capital programs. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of and recent declines in oil prices, the operational disruption and market volatility resulting from the COVID-19 pandemic, the global macroeconomic uncertainty related to the Russia-Ukraine war, and other factors described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, we may be subject to currently unforeseen risks that may have a materially adverse impact on us, including matters related to shareholder litigation and the SEC investigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect our business. The forward-looking statements in this presentation are made as of the date of this presentation. We do not undertake, and expressly disclaim, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. EXHIBIT 99.2

3© 2022 ProPetro Holding Corp. All Rights Reserved. PROPETRO AT A GLANCE 2005 Founded 2010 Begins hydraulic fracturing operations in the Permian Basin 2019 Completes Pioneer Pressure Pumping acquisition 2020 Electrically Powered field trials 2021 Announces investment in Tier IV Dynamic Gas Blending (DGB) dual-fuel equipment Teamwork & Collaboration Execution Capital Discipline 0.54 Full Year 2021 TRIR Customer Focused Team Driven Sustainability Investments Accelerating 100% Concentration of Frac Operations in the Permian 2017 Initial public offering (NYSE: PUMP) 420,000 HHP 2019 1.4 million HHP 2022 1.3 million HHP (as of June 30, 2022) 2022 Announces additional investment in Tier IV dual-fuel equipment to bring total marketed fleets to 6 by the start of 2023 EXHIBIT 99.2

4© 2022 ProPetro Holding Corp. All Rights Reserved. ProPetro is ~100% focused in the Permian CAPITAL MIGRATES TO THE PERMIAN Over $75 billion in Permian E&P transactions since 2018 $6bn $13bn $3bn $3bn $13bn Notable Transactions Announced Date Buyer Value ($MM) 5/19/2022 Centennial / Colgate $7,000 12/31/2021 Continental Resources $3,250 10/1/2021 Coterra Energy $7,400 9/20/2021 ConocoPhillips $9,500 4/1/2021 Pioneer Natural Resources $6,400 10/20/2020 Pioneer Natural Resources $7,621 10/19/2020 ConocoPhillips $13,337 12/16/2019 WPX Energy $2,500 12/21/2020 Diamondback Energy Inc $2,962 10/14/2019 Parsley Energy Inc $2,270 11/19/2018 Cimarex Energy Co $1,616 8/14/2018 Diamondback Energy Inc $9,200 8/8/2018 Diamondback Energy Inc $1,245 3/28/2018 Concho Resources Inc $9,500 Recent Permian Upstream Transactions * Source: Company filings and industry research, values as of time of announcement. $8bn $7bn $9bn $3bn * $7bn EXHIBIT 99.2

EXHIBIT 99.2

# POSITIONING FOR A CLEANER FUTURE


PROPETRO
DGB
PS4419
naturalgas

## Converting our Fleet to Tier IV DGB Dual-Fuel

- Displacing diesel ~70% with cleaner-burning natural gas
- Customers willing to pay a premium due to fuel savings and lower emissions - "A Win-Win"
- EPA Emissions Standards compliant
- We continue to invest in natural gas-powered equipment to lower emissions with 215,000 HHP of Tier IV DGB recently delivered and expect another 125,000 HHP to be delivered in the fourth quarter of this year
- **Expect to start 2023 with six marketed Tier IV DGB fleets**

© 2022 ProPetro Holding Corp. All Rights Reserved.

PROPETRO®

5

6© 2022 ProPetro Holding Corp. All Rights Reserved. Net Loss: $33 million 2Q22 FINANCIAL HIGHLIGHTS Adj. EBITDA: $76 million(2) or 24% of revenues, increased 13% vs. 1Q22 Free Cash Flow: $1 million(3) (1) Hydraulic fracturing revenue represents approximately 94% of pressure pumping revenue for the first quarter. (2) Adjusted EBITDA is a Non-GAAP financial measure, please see appendix for reconciliation to Net Income (Loss). (3) Free cash flow (FCF) is a Non-GAAP financial measure and is defined as net cash flow provided from operating activities less net cash used in investing activities. Please see appendix for reconciliation to Net Cash from Operating activities. (4) Inclusive of cash and available capacity under revolving credit facility as of the end of the quarter. Durable Capital Structure: • Cash: $70 million • Total Debt: $0 • Total Liquidity: $185 million(4) Focused Revenue Mix 99% Permian 1% Non- Permian 98% Pressure Pumping(1) 2% All Other Revenue: $315 million, increased 11% vs. 1Q22 EXHIBIT 99.2

7 FINANCIAL TRENDS (1) For a reconciliation to net income (loss), please see Appendix. (2) Free cash flow (FCF) is a Non-GAAP financial measure and is defined as net cash flow provided from operating activities less net cash used in investing activities. Please see appendix for reconciliation to Net Cash from Operating activities. Prudent approach to increased utilization • Capital-efficient growth through disciplined fleet deployments, improved pricing, and efficient operations • Effective utilization of 14.8 fleets in 2Q22 • Expect to start 2023 with six marketed fleets of Tier IV DGB equipment Valuable through-cycle partner • Collaboration with customers to create unparalleled efficiencies at the wellsite • Profitable operations with committed fleets are the driving force behind future re-investment cycles Revenue Adj. EBITDA(1) Free Cash Flow(2) Net Income (Loss) (in millions) $250 $246 $283 $315 3Q21 4Q21 1Q22 2Q22 $(5) $(20) $12 $(33) $42 $37 $67 $76 $13 $26 $(39) $1 Pumping Hour Productivity 53% Change in pumping hours per day indexed to 2019 2019 2020 2021 2022 YTD EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. 8 DELIVERING DISCIPLINED EXECUTION Permian Focus Positioned in the low cost basin with sector leading operating scale Blue Chip Customers Large drilling inventories and sizeable rig programs Superior Performance Consistently outperforming the competition on location and efficient Simul-Frac completions partner Sustainable Future Investing in lower emissions equipment to reduce our carbon footprint Capital Discipline Strong Balance Sheet with no debt; disciplined capital allocation and asset deployment Safety Culture Full year 2021 Total Recordable Incident Rate of 0.54 Access to Premier Projects Meeting customer needs on their most complex jobs; dedicated contract and agreements with high quality Permian operators Technology Focused on technological improvements to optimize our performance EXHIBIT 99.2

© 2022 ProPetro Holding Corp. All Rights Reserved. Appendix EXHIBIT 99.2

10© 2022 ProPetro Holding Corp. All Rights Reserved. NON-GAAP RECONCILIATIONS Three Months Ended (in thousands) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 Net income (loss) $ (32,860) $ 11,817 $ (20,232) $ (5,067) Depreciation and amortization 31,462 31,854 33,124 33,531 Impairment expense 57,454 — — — Interest expense 669 134 137 143 Income tax expense (benefit) (8,069) 4,137 (2,613) (1,279) Loss on disposal of assets 22,485 16,117 24,145 12,424 Stock-based compensation 3,458 11,364 3,114 3,009 Other expense (income) (6) (10,357) 305 309 Other general and administrative expenses (net) 1,354 1,467 (800) (972) Severance expense — — 20 — Adjusted EBITDA $ 75,947 $ 66,533 $ 37,200 $ 42,098 This presentation references “Adjusted EBITDA” and “Free Cash Flow,” which are non-GAAP financial measures. We define EBITDA as our earnings, before (i) interest expense, (ii) income taxes and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA, plus (i) loss/(gain) on disposal of assets, (ii) stock-based compensation, and (iii) other unusual or nonrecurring (income)/expenses, such as impairment charges, severance, costs related to asset acquisitions, costs related to SEC investigation and class action lawsuits and one-time professional and advisory fees. Free cash flow (FCF) is defined as net cash flow provided by operating activities less net cash used in investing activities. These non-GAAP financial measures are not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA and Free Cash Flow provide useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA. Net cash flow provided from operating activities is the GAAP measure most directly comparable to Free Cash Flow. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider these non-GAAP financial measures in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA and Free Cash Flow may be defined differently by other companies in our industry, and our definitions of Adjusted EBITDA and Free Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. EXHIBIT 99.2

11© 2022 ProPetro Holding Corp. All Rights Reserved. NON-GAAP RECONCILIATIONS Three Months Ended (in thousands) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 Net Cash from Operating Activities $ 78,138 $ 25,170 $ 45,455 $ 47,779 Net Cash used in Investing Activities $ (77,520) $ (64,048) $ (18,743) $ (34,629) Free Cash Flow $ 618 $ (38,878) $ 26,712 $ 13,150 EXHIBIT 99.2

12© 2022 ProPetro Holding Corp. All Rights Reserved. CONTACT INFORMATION www.propetroservices.com Corporate Headquarters Investor Relations 1706 South Midkiff Road Midland, TX 79701 432.688.0012 David Schorlemer, Chief Financial Officer david.schorlemer@propetroservices.com Direct 432.688.0012 Matt Augustine, Investor Relations matt.augustine@propetroservices.com Direct 432.848.0871 EXHIBIT 99.2